SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          November 22, 2017
                            Date of Report
                 (Date of Earliest Event Reported)

                         VERONI BRANDS CORP.
        (Exact Name of Registrant as Specified in its Charter)

                     EUROPEAN CPG ACQUISITION CORP.
       (Former Name of Registrant as Specified in its Charter)

 Delaware                   000-55735               81-4664596
(State or other       (Commission File Number)      (IRS Employer
jurisdiction           of incorporation)           Identification No.)

                       50 Forest Edge Drive
                 Vernon Hills, Illinois 60061
       (Address of principal executive offices) (zip code)

                        847-505-0489
     (Registrant's telephone number, including area code)


  ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Veroni Brands Corp. and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                    EUROPEAN CPG ACQUISITION CORP.
Date: November 30, 2017                  /s/  Igor Gabal
                                               President